Exhibit 10.3

Small Business Loan (“SBL”) Loan Application

1.	Name of Business/Borrower_____________________________________

2.	Address of Business __________________________________________

3.	___________________________________________________________
Employer identification number (EIN) of Business _____________________

4.	Owner of Business ____________________________________________

5.	Address of Owner ____________________________________________

6.	Date of Birth of owner _________________________________________

7.	Year business started _________________________________________

8.	Year 2019 sales ______________________________________________

9.	Year 2020 sales ______________________________________________

10.	Loan amount requested ________________________________________

11.	Attachments required:

( ) Latest Federal income tax return of business
(i.e., Form 1120, Form 1120S, Form 1065, or Schedule C).
( ) Addendum 1 – Sales Estimates

________________________________________ (the “Business”)

By: __________________________________________________

Name and title (print) ____________________________________

Date _________________________________________________